EXHIBIT 4.1
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                             SUBSCRIPTION AGREEMENT
                             ----------------------


Dear  Subscriber:

     Stonestreet Limited Partnership, a limited partnership formed under the laws of Ontario, Canada (the "Subscriber") hereby agrees to purchase, and SBE, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, 555,556 shares of the Company's $.001 par value common stock (the "Company Shares") and common stock purchase warrants representing the right to purchase 111,111 shares of the Company's $.001 par value common stock ("Warrants") for the aggregate consideration of $1,000,000.80 in the aggregate ("Purchase Price"). The form of Warrant is annexed hereto as EXHIBIT A. (The Company Shares included in the Securities (as hereinafter defined) are sometimes referred to herein as the "Shares", "Common Shares" or "Common Stock"). (The Company Shares, Warrants, and the Common Stock issuable upon exercise of the Warrants ("Warrant Shares") are collectively referred to herein as, the "Securities"). Subject to the terms and conditions hereof and upon acceptance of this agreement by the Subscriber, at the Closing Date, the Company shall issue, sell and deliver the Company Shares and Warrants against payment, by Subscriber of the Purchase Price, federal funds wire transfer of immediately available funds.

     The  following  terms  and  conditions  shall  apply  to this subscription.

     1.     Subscriber's  Representations and Warranties.  The Subscriber hereby
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represents  and  warrants  to  and  agrees  with  the  Company  that:

     (a)     Information  on  Company.   The  Subscriber has been furnished with
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the  Company's  Form  10-K for the year ended October 31, 2001 as filed with the
Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-Q and other publicly available filings made with the Commission (hereinafter collectively referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested (such information in writing annexed hereto is and collectively referred to as the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

     (b)     Information  on  Subscriber.  The  Subscriber  is  an  "accredited
             ---------------------------
investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect


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to  the  proposed  purchase,  which  represents  a  speculative investment.  The
Subscriber has all necessary power and the authority under all applicable provisions of law to execute and deliver this Agreement and the Escrow Agreement referred to in Section 5 of this Agreement and to carry out their provisions and is duly and legally qualified to purchase and own the Securities. Assuming due execution and delivery by the other parties thereto, this Agreement and the Escrow Agreement will be, valid and binding obligations of Subscriber, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance reorganization, moratorium and similar laws affecting client's rights and remedies generally. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

     (c)     Purchase  of Company Shares and Warrants.  On the Closing Date, the
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Subscriber will purchase the Company Shares and Warrants for its own account and not  with  a  view  to  any  distribution  thereof.

     (d)     Compliance  with  Securities  Act.  The  Subscriber understands and
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agrees  that  the  Securities  have  not  been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration. Subscriber acknowledges and agrees that the Common Shares, Warrant, and if issued, the Warrant Shares, are subject to restrictions on transfer as set forth in this Agreement and the Warrant.

     (e)     Company Shares Legend. The Company Shares, and the Warrant Shares,
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shall  bear  the  following  legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SBE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (f)     Warrants  Legend.  The  Warrants  shall  bear the following legend:
             ----------------

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

          "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SBE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

     (g)     Communication  of  Offer.  The  offer  to  sell  the Securities was
             ------------------------
directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     (h)     Correctness of Representations.  The Subscriber represents that the
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foregoing  representations  and  warranties  are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

   2.     Company Representations and Warranties.  The Company  represents  and
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warrants  to and agrees with the Subscriber that, except as set forth (i) in the
Company's disclosure Schedule delivered to Subscriber contemporaneously with this Agreement ("Other Written Information") or (ii) the Reports, the statement confirmed in the following paragraphs of the Section 2 are true and correct:

     (a)     Due  Incorporation.  The  Company  is a corporation duly organized,
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validly  existing  and  in  good  standing  under  the  laws  of  the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company ("Material Adverse Effect").

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     (b)     Outstanding  Stock.  All  issued  and outstanding shares of capital
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stock  of  the Company and each of its subsidiaries has been duly authorized and validly  issued  and  are  fully  paid  and  non-assessable.

     (c)     Authority;  Enforceability.  This  Agreement, the Escrow Agreement,
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the  Warrant  and  other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into the Transaction Documents and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

     (d)     Additional  Issuances.   There  are  no  outstanding  agreements or
             ---------------------
preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company.

     (e)     Consents.  No  consent,  approval,  authorization  or  order of any
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court,  governmental  agency  or body or arbitrator having jurisdiction over the
Company, or any of its affiliates, the National Association of Securities Dealers, Inc. ("NASD"), NASDAQ, or the Company's Stockholders is required for execution of the Transaction Documents, including, without limitation the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and thereunder.

     (f)     No  Violation  or  Conflict.  Assuming  the  representations  and
             ---------------------------
warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

          (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company; or

          (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates.

     (g)     The  Securities.  The  Securities,  when  issued against payment in
             ---------------
compliance with the provisions of this Agreement or the Warrant, as the case may be,

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

          (i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

          (ii) will be, duly and validly authorized, duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements); and

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and will not subject the holders thereof to personal liability by reason of being such holders.

     (h)          Litigation.  There  is no pending or, to the best knowledge of
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the  Company,  threatened  action,  suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a Material Adverse Effect.

     (i)          Reporting  Company.  The  Company is a publicly-held company
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subject  to  reporting  obligations  pursuant  to  Sections  15(d) and 13 of the
Securities Exchange Act of 1934, as amended (the "1934 Act") and its common stock is registered pursuant to Section 12(g) of the 1934 Act. The Company's common stock is listed for trading on the Nasdaq National Market System ("NMS"). Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed by it with the Securities and Exchange Commission during the preceding twelve months.

     (j)          No  Market  Manipulation.  The Company has not taken, and will
                  ------------------------
not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of its Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

     (k)          Reports.  Since  the date of the financial statements included
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in  the  Reports,  there  has  been  no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (l)         Stop Transfer.  The Securities are restricted securities as of
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the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Securities, except as may be required by federal securities laws.

     (m)          Defaults. The Company is not in violation of its Certificate
                  --------
of Incorporation or ByLaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.
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
    (n)          No  Integrated  Offering.   Neither the Company, nor any of its
                 -------------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NMS, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

    (o)          No General Solicitation.  Neither the Company,  nor  any of its
                 -------------------------
affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

     (p)          Listing.   The Company's common stock is quoted on, and listed
                  -------
for trading on the NMS. The Company has not received any oral or written notice that its Common Stock will be delisted from the NMS nor that its common stock does not meet all requirements for the continuation of such listing. Upon Closing and receipt of the proceeds of the Purchase Price, the Company will meet the continued listing requirements of the Nasdaq SmallCap Market.

     (q)          No Undisclosed Liabilities.  The Company has no liabilities or
                  --------------------------
obligations which are material, individually or in the aggregate, which are not disclosed in the Reports, other than those incurred in the ordinary course of the Company's businesses since October 31, 2001 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

     (r)          No  Undisclosed  Events  or  Circumstances.  Since October 31,
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2001,  no  event  or  circumstance  has  occurred  or exists with respect to the
Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

     (s)          Capitalization.  The  authorized  and  outstanding capital
                  --------------
stock of the Company immediately prior to the Closing Date consists of (i) 10,000,000 shares of Common Stock, 3,546,141 shares of which are issued and outstanding, and (ii) 2,000,000 shares of Preferred Stock, none of which are issued and outstanding. Except as set forth in the Reports and Other Written Information, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of common stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

     (t)          S-3  Eligibility.  The  Company currently meets, and will
                  ----------------
use its best efforts to take all necessary action to continue to meet, the "registrant requirements" set forth in the general instruction 1A to Form S-3.

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
               (u)          Correctness  of  Representations.  The  Company
                            --------------------------------
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, will be true and correct as of the Closing Date in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date for a period of three years.

     3.     Regulation  D Offering.  This Offering is being made pursuant to the
            ----------------------
exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as EXHIBIT B. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the exercise of the Warrants.

     4.     Reissuance  of  Securities.  The  Company agrees to promptly reissue
            --------------------------
certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to and disposes of such Securities pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Securities are registered under the 1933 Act and compliance with applicable prospectus delivery requirements. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested written representations from the Subscriber and selling broker, if reasonably appropriate. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, and deliver reissued unlegended common stock certificates, except due to causes beyond the control of the Company and its agents, the Company shall pay to each Subscriber or assignee holding shares subject to a Legend Removal Failure an amount equal to one percent (1%) of the Purchase Price of the shares subject to a Legend Removal
Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend except due to causes beyond the control of the Company and its agents as required by this Section 4 or fails to deliver reissued unlegended common stock certificates for an aggregate of thirty
(30) days, each Subscriber or assignee holding Securities subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Securities subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 110% of the applicable Purchase Price.

     5.     Finder's  Fee/Legal  Fee.
            -------------------------

     (a)          Finder.   The Company agrees that it will pay the finder's fee
                  ------
due to Vintage Partners, LLC ("Finder") ("Finder's Fee"). The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees other than the Finder on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

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
     (b)          Legal  Fee.  The Company shall pay to Grushko & Mittman, P.C.,
                  ----------
counsel to the Subscriber a fee of $25,000 ("Legal Fees") as reimbursement for services rendered to Subscriber in connection with this Agreement and the purchase and sale of the Securities (the "Offering") and acting as escrow agent for the Offering. The Legal Fees will be payable out of funds held pursuant to a funds escrow agreement ("Escrow Agreement") to be entered into by the Company, Subscriber and Escrow Agent in connection with the Offering.

6.     Covenants  of  the  Company.  The  Company  covenants and agrees with the
       ---------------------------
Subscriber  as  follows:

     (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) The Company shall promptly secure the listing of the Company Shares, and Warrant Shares upon each national securities exchange, or automated quotation system, if any, upon which shares of common stock are then listed
(subject to official notice of issuance) and shall use its reasonable best efforts to maintain such listing so long as any such Company Shares or Warrant Shares have not been transferred or sold by the Subscriber without further restrictions on transfer. The Company will take all actions within its control to comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") in order to maintain its listing on the NMS or if unable to comply with the requirements for the NMS to obtain and maintain a listing of the Company Shares on the Nasdaq SmallCap Market ("SmallCap").
Subject to the execution of a confidentiality agreement, the Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the common stock from the NMS or SmallCap.

     (c) The Company shall notify the Commission, NASD, the Principal Market and applicable state and United States authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

     (d) From the Closing Date and until at least two (2) years after the effectiveness of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will
(i) cause its common stock to continue to be registered under Section 12(g) of the Exchange Act, (ii) comply in all material respects with its reporting and filing obligations under the Exchange Act, (iii) comply in all material respects with all reporting requirements that are applicable to an issuer with a class of common stock registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply in all material respects with all material requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until the later of two (2) years after the actual effective date of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof. Until the earlier of the resale of the Company Shares by the Subscriber or at least two
(2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing of the common stock on the NMS or obtain and maintain a listing of the common stock on the NMS or SmallCap, and will comply in all material respects with the Company's material reporting, filing and other obligations under the bylaws or rules of the NMS or SmallCap, as the case may be.

     (e) The Company undertakes to use the proceeds of the Subscriber's funds for working capital. The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding redeemable notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

     (f) The Company undertakes to reserve, on behalf of each holder of Company Shares and Warrant, at all times a sufficient number of shares of Common Stock to be issued upon exercise of the Warrant.

  7.     Covenants  of  the Company and Subscriber Regarding Indemnification
         --------------------------------------------------------------------

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results or arises out of breach of any warranty by Company in this Agreement or the Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results or arises out of (i) any breach of any warranty made by Subscriber in this Agreement or in the Transaction Documents; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

    (c) The procedures set forth in Section 8.6 shall apply to the indemnifications set forth in Sections 7(a) and 7(b) above.

          8.1.     Registration Rights.  The Company hereby grants the following
                   -------------------
registration  rights  to  holders  of  the  Securities.

               (i) On one occasion, for a period commencing 60 days after the Closing Date, but not later than three years after the Closing Date ("Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the Company Shares (the Company Shares, and one share of common stock for each share of common stock issued or issuable upon exercise of the Warrants, collectively the "Registrable Securities"), shall prepare and file with the Commission a registration statement under the 1933 Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement or included for registration in a pending registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 8.1(i). As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this Section 8.1(i) shall be limited to one registration statement.

               (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least 25 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 15 days after the giving of any such notice by the Company, to register any of the Registrable
Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this
Section 8.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 8.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 8.1(ii) without thereby incurring any liability to the Seller.

               (iii)     Reserved.

               (iv) The Company shall file with the Commission not later than thirty-five (35) days after the Closing Date (the "Filing Date"), and use its reasonable commercial efforts to cause to be declared effective within sixty
(60) days after the Closing Date assuming that the Company has been notified by the SEC that the Registration Statement will not be reviewed (or 120 days after the Closing Date in the event the SEC reviews the registration Statement) (the "Effective Date"), a Form S-3 registration statement (the "Registration Statement") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to the number of Company Shares and one share of common stock for each of the common shares issuable upon exercise of the Warrants. The Registrable Securities shall be reserved and set aside exclusively for the benefit of the Subscriber, and not issued, employed or reserved for anyone other than the Subscriber. Such registration statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional Company Shares to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. No securities of the Company other than the Registrable Securities will be included in the registration statement described in this

Section 8.1(iv) or in any other registration prior to the actual effective date of the registration statement described in this Section 8.1(iv) except as disclosed in the Other Written Information, without the written consent of the Subscriber, which consent will not be unreasonably withheld.

     8.2.     Registration  Procedures.  If and whenever the Company is required
              ------------------------
by the provisions hereof to effect the registration of any shares of Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement required by Section 8.1, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities ("Sellers") copies of all filings and Commission letters of comment;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the latest of: (i) until six months after all the Company Shares are eligible for resale pursuant to Rule 144(k) of the 1933 Act; or (ii) until such registration statement has been effective for a period of not less than 365 days, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

     (c) furnish to the Seller, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

     (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Seller, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

     8.3.     Provision  of  Documents.  In  connection  with  each registration
              ------------------------
described in this Section 8, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 8.1(i) or 8.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          8.4.     Non-Registration  Events.  The  Company  and  the  Subscriber
                   ------------------------
agree that the Seller will suffer damages if any registration statement required under Section 8.1(i) or 8.1(ii) above is not filed within 60 days after written request by the Holder and not declared effective by the Commission within 120 days after such request [or the Filing Date and Effective Date, respectively, in reference to the Registration Statement on Form S-3 or such other form described in Section 8.1(iv)], and maintained in the manner and within the time periods contemplated by Section 8 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 8.1(i) or 8.1(ii) is not filed within 60 days of such written request, or is not declared effective by the Commission on or prior to the date that is 120 days after such request, or (ii) the registration statement on Form S-3 or such other form described in Section 8.1(iv) is not filed on or before the Filing Date or not declared effective on or before the sooner of the Effective Date, or within ten (10) business days of receipt by the Company of a written or oral communication from the Commission that the registration statement described in Section 8.1(iv) will not be reviewed, or
(iii) any registration statement described in Sections 8.1(i), 8.1(ii) or 8.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year or more than 20 consecutive calendar days
(defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i),
(ii) and (iii) of this Section 8.4 is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Registrable Securities an amount equal to one (1%) percent for the first thirty
(30) days or part thereof and two (2%) percent per month for each month or part thereof thereafter, up to a maximum of twenty percent (20%) per year, in the aggregate, during the pendency of such Non-Registration Event, of the Purchase Price for the Registrable Securities owned of record by such holder as of or subsequent to the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section 8.4 shall be due and payable within ten (10) business days after demand in immediately available funds.

          8.5.     Expenses.  All  expenses  incurred  by  the  Company  in
                   --------
complying with Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any. The Company will pay all Registration Expenses in connection with the registration statement under Section 8. All Selling Expenses in connection with each registration statement under Section 8 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

     8.6.     Indemnification  and  Contribution.
              ----------------------------------

               (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 8, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 8.1(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 8, the Seller will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration
statement.                             13

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 8.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either
(i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 8.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 8.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933
Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          8.7.     Delivery  of  Unlegended  Shares.
                   --------------------------------

               (a) Within three (3) business days (such third business day, the "Delivery Date") after the business day on which the Company has received a notice that Company Shares have been sold including a representation that the prospectus delivery requirements, if applicable, have been satisfied (by facsimile or other delivery) and the original Company Share certificate, the Company at its expense, (i) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, for the delivery of unlegended Company Shares issuable pursuant to any effective and current registration statement described in Section 8 of this Agreement (the "Unlegended Shares"); and (ii) transmit the certificates representing the Unlegended Shares, with a certificate representing the balance of the unsold Company Shares to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Delivery Date.

               (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Subscriber and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

               (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 8 hereof beyond the Delivery Date could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay late payments to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of Purchase Price of the Company Shares delivered to the Company for reissuance as Unlegended Shares. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

               (d) In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber Unlegended Shares within ten (10) calendar days after the Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the Company Shares which the Subscriber anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate Purchase Price of the Company Shares delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of Purchase Price of Company Shares delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

          9.     Miscellaneous.
                 -------------

               (a)     Notices.   All  notices,  demands,  requests,  consents,
                       -------
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,

(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to SBE, Inc., 2305 Camino Ramon, Suite 200, San Ramon, CA 94583, telecopier number: (925) 355-2041, with a copy by telecopier only to: Cooley Godward LLP, One Maritime Plaza, 20th Floor, San Francisco, CA 94111, Attn: Chris Westover, Esq., telecopier number: (415) 951-3699, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

     (b)     Closing.  The  consummation of the transactions contemplated herein
             -------
shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to the Company (the "Closing Date").

     (c)     Entire Agreement; Assignment.  This Agreement and other Transaction
            -----------------------------
Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     (d)     Execution.  This  Agreement  may  be  executed  by  facsimile
             ---------
transmission,  and  in  counterparts,  each of which will be deemed an original.

     (e)     Law  Governing this Agreement.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     (f)     Specific  Enforcement,  Consent  to  Jurisdiction.  The Company and
             -------------------------------------------------
Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (g)     Confidentiality.  The  Company  agrees  that  it will not disclose
             ---------------
publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.


     (h)     Automatic  Termination.  This  Agreement  shall  automatically
             ----------------------
terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                      SBE,  INC.

                                      A  Delaware  Corporation


                                      By:/s/  William  B.  Heye
                                        ------------------------
                                        Name:  William  B.  Heye
                                        Title: President  and  CEO

                                      Dated:  April  30,  2002




ACCEPTED:  Dated  as  of  April 30,  2002

STONESTREET  LIMITED  PARTNERSHIP  -  Subscriber
C/o  Canaccord  Capital  Corporation
320  Bay  Street,  Suite  1300
Toronto,  ON  M5H  4A6,  Canada
Fax:  416-956-8989



By: /s/  E.A.  Leonard
    ------------------
    Director

                                LIST OF EXHIBITS
                                ----------------


Exhibit A        Form of Warrant

Exhibit B        Form of Legal Opinion